UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 21, 2018

HISTOGENICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

830 Winter Street, 3rd Floor

Waltham, Massachusetts 02451

(781) 547-7900

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 21, 2018, Histogenics Corporation (the “Company”) announced that it had been informed that due to an external third party service provider’s internal error, certain stockholders of the Company may have received a non-final notice purporting to provide access to voting materials for a special meeting of the Company’s stockholders to be held on December 12, 2018. These materials were not approved for mailing by the Company and there will not be a special meeting of stockholders held on December 12, 2018. As previously stated on the Company’s earnings conference call on November 8, 2018, the Company has not yet determined when, or if, it will hold a special meeting of stockholders to vote on either or both of the proposals set forth in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission (“SEC”) on October 18, 2018 (the “Preliminary Proxy Statement”). No votes have been cast or counted for or against any proposal set forth in the Preliminary Proxy Statement. No brokers or other agents are authorized to solicit any votes or proxies from the Company as of the date of this Current Report on Form 8-K and any such activity should be reported to the Company immediately.

Additional Information for Stockholders of the Company about the Potential Special Meeting and Where to Find It

The Company filed a preliminary proxy statement with the SEC on October 18, 2018 and, in the event the Company determines if and when it will hold a special meeting, will furnish its stockholders with a definitive proxy statement in connection with the special meeting. Security holders of the Company are urged to read the definitive proxy statement and the other relevant materials, if and when, they become available because such materials will contain important information about the Company and the special meeting. The proxy statement and other relevant materials (if and when they become available), and any and all other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings from the Investor Relations section of the Company’s website at www.histogenics.com or by directing a request to: Histogenics Corporation, Attn: Corporate Secretary, 830 Winter Street, 3rd Floor, Waltham, MA 02451, (781) 547-7900.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2018	HISTOGENICS CORPORATION

	By:	/s/ Adam Gridley
Adam Gridley
President and Chief Executive Officer